Exhibit 99.1 May 28, 2013 Clearwire Board of Directors Issues Open Letter Advising Stockholders to Vote ‘FOR’ Proposed Transaction with Sprint BELLEVUE, Wash. – May 28, 2013 – The Board of Directors of Clearwire (Nasdaq:CLWR) (“Clearwire” or the “Company”) today issued an open letter to stockholders in connection with its proposed transaction with Sprint recommending that stockholders vote ‘FOR’ the proposed transaction. The letter highlights the favorable recommendations of leading proxy advisory services and conveys compelling reasons why this transaction is the best strategic alternative for shareholders. The full text of the letter follows: May 28, 2013 Dear Fellow Stockholder: Last week, Sprint increased its offer for Clearwire to $3.40 per share, significantly improving the value of the proposed combination. My years with Clearwire and decades of industry experience give me a clear understanding of the company’s strengths as well as the challenges we will face in the coming months. For me and my fellow directors, the decision about voting FOR Clearwire’s proposed merger with Sprint is clear. It is quite simply the best strategic option for all stockholders, and I once again encourage you to vote your shares FOR all of the proposals relating to the transaction with Sprint. SPRINT SAYS THIS IS ITS BEST AND FINAL OFFER Sprint’s increased offer price represents certain, fair and attractive value and represents a:  14% premium to Sprint’s previous offer of $2.97; and  162% premium to Clearwire’s closing share price the day before the Sprint-SoftBank discussions were first confirmed in the marketplace on October 11, 2012 when Clearwire was also speculated to be a part of that transaction. Importantly, Sprint has stated that this represents its best and final offer to Clearwire’s unaffiliated stockholders. LEADING PROXY ADVISORY FIRMS ISS AND EGAN JONES RECOMMENDED CLEARWIRE STOCKHOLDERS VOTE ‘FOR’ PROPOSED TRANSACTION WITH SPRINT AT THE PREVIOUS OFFER OF $2.97 Institutional Shareholder Services (“ISS”) and Egan Jones are leading independent shareholder advisers. Both companies recommended that stockholders vote FOR the proposed Sprint transaction at the previous offer of $2.97 affirming the board’s conclusion that this combination is the best strategic alternative for Clearwire’s minority stockholders.

In its report dated May 10, 2013, ISS stated:* “The current [Sprint] offer falls within an appropriate valuation range as determined by evaluating independent analyst price targets, relative share price premia, and precedent transactions for similar spectrum.” “Because the sales process appears to have been both extensive and well-known in the industry; CLWR’s business is increasingly unviable on a stand-alone basis; the company requires interim financing from Sprint to fund operations and satisfy interest payments…a vote FOR the transaction is warranted.” Clearwire’s standalone prospects are risky and highly uncertain; we urge you to maximize the value of your investment in Clearwire and follow ISS’s recommendation by voting for the Sprint transaction. MAXIMIZE THE VALUE OF YOUR INVESTMENT IN CLEARWIRE – VOTE “FOR” THE SPRINT TRANSACTION ON THE WHITE PROXY CARD TODAY To be direct: there is no assurance that your shares of Clearwire common stock will be able to be sold for the same or greater value in the future if this proposed transaction is not approved. ALL REASONABLE ALTERNATIVES THOROUGHLY EXAMINED; INCREASED SPRINT OFFER REPRESENTS BEST STRATEGIC ALTERNATIVE FOR CLEARWIRE’S MINORITY STOCKHOLDERS Over a two-year period, Clearwire’s board and management team engaged in an extensive process to determine and evaluate numerous strategic and financial alternatives. Following the completion of this rigorous process, both the Special Committee and the board members present voted unanimously that the Sprint transaction was the best alternative for Clearwire’s stockholders. Other alternatives are not actionable or do not deliver better value. Most notably: DISH: As reflected in our proxy filing on May 21, 2013, Clearwire and DISH have not had any substantive discussions since DISH made an unsolicited offer to acquire Sprint on April 15, 2013. Discussions to that point had not resulted in receipt of an actionable proposal. Verizon: Clearwire has not received an actionable proposal in connection with Verizon’s preliminary indication of interest in buying approximately 5 billion MHz-POPs of spectrum leases located in the Company’s top 25 largest markets for a gross price of approximately $1.0 to $1.5 billion, less the present value of the spectrum leases. This would only yield after-tax net proceeds to the Company of between approximately $550 million and $850 million. Valid proxies that have already been submitted prior to the originally scheduled May 21, 2013, Special Meeting will continue to be valid unless properly changed or revoked prior to the vote being taken at the rescheduled Special Meeting. If you previously voted against the proposed combination, you can change your vote, and I encourage you to do so. A later-dated vote cast via the Internet, by telephone or a later-dated signed proxy card voting “FOR” the proposed combination on the WHITE proxy card, or a vote at the meeting, will cancel any previous vote, including any votes cast on a gold proxy card. A revocation of your previous vote on the gold proxy card does not count as a vote “FOR” the transaction. Voting on the WHITE card is the only way to vote FOR the proposed combination and the only way to ensure your vote is counted. If you previously voted “FOR” the proposed combination on the WHITE proxy card, your vote will still be counted at the Special Meeting of Stockholders on May 31, 2013, and you do not need to act at this time. If you have questions or need assistance voting your shares, please contact our proxy solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885 or call collect at (212) 929-5500. On behalf of the Clearwire board, we thank you for your continued support. Sincerely, John Stanton Executive Chairman of the Board If you have any questions, require assistance with voting your WHITE proxy card, or need additional copies of the proxy materials, please contact: MacKenzie Partners, Inc. 105 Madison Avenue New York, NY 10016 proxy@mackenziepartners.com (212) 929-5500 (Call Collect) Or TOLL-FREE (800) 322-2885 Cautionary Statement Regarding Forward-Looking Statements This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature. This document contains forward-looking statements relating to the proposed merger and related transactions (the “transaction”) between Sprint and Clearwire. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits and efficiencies of the transaction; the competitive ability and position of Sprint and Clearwire; and any assumptions underlying any of the foregoing, are forward- looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, any conditions imposed in connection with the transaction, approval of the transaction by Clearwire stockholders, the satisfaction of various other conditions to the closing of the transaction contemplated by the merger agreement, and other factors discussed in Clearwire's and Sprint's Annual Reports on Form 10- K for their respective fiscal years ended December 31, 2012, their other respective filings with the U.S. Securities and Exchange Commission (the “SEC”) and the proxy statement and other materials that have been or will be filed with the SEC by Clearwire in connection with the transaction. There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the transaction will be realized. Clearwire does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements. Additional Information and Where to Find It In connection with the transaction, Clearwire has filed a Rule 13e-3 Transaction Statement and a definitive proxy statement with the SEC. The definitive proxy statement has been mailed to the Clearwire's stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CLEARWIRE AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC's web site at www.sec.gov. In addition, the documents filed by Clearwire with the SEC may be obtained free of charge by contacting Clearwire at Clearwire, Attn: Investor Relations, (425) 505-6494. Clearwire's filings with the SEC are also available on its website at www.clearwire.com. Participants in the Solicitation Clearwire and its officers and directors and Sprint and its officers and directors may be deemed to be participants in the solicitation of proxies from Clearwire stockholders with respect to the transaction. Information about Clearwire officers and directors and their ownership of Clearwire common shares is set forth in the definitive proxy statement for Clearwire's Special Meeting of Stockholders, which was filed with the SEC on April 23, 2013. Information about Sprint officers and directors is set forth in Sprint's Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the definitive proxy statement regarding the transaction, which was filed by Clearwire with the SEC. *Permission to use quotations was neither sought nor obtained. Media Contacts: Susan Johnston, (425) 505-6178 susan.johnston@clearwire.com JLM Partners for Clearwire Mike DiGioia or Jeremy Pemble, (206) 381-3600 mike@jlmpartners.com or jeremy@jlmpartners.com Investor Contacts:

Alice Ryder, (425) 505-6494 alice.ryder@clearwire.com MacKenzie Partners for Clearwire Dan Burch or Laurie Connell, (212) 929-5500 dburch@mackenziepartners.com or lconnell@mackenziepartners.com